UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 07/27/2005

MEMC ELECTRONIC MATERIALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-13828

DE	56-1505767
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

501 Pearl Drive (City of O’Fallon), Saint Peters, MO 63376

(Address of Principal Executive Offices, Including Zip Code)

636-474-5000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

On July 27, 2005, MEMC Electronic Materials, Inc. (“MEMC”) issued a press release reporting its financial results for the period ending June 30, 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated herein.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: July 27, 2005.	By:	/s/ Thomas E. Linnen
Thomas E. Linnen
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated 7/27/2005